UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

January 19, 2007

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-29105	91-1995265
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373

(Address of Principal Executive Offices) (Zip Code)

(909) 798-3611

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 19, 2007, the Board of Directors adopted Amended and Restated Bylaws for the Registrant (the “Amended Bylaws”). A copy of the Amended Bylaws is filed as Exhibit 3.4 to this Form 8-K and is incorporated herein by reference.

The Amended Bylaws (i) incorporate the current provisions of the California Corporations Code concerning electronic communications with directors and shareholders, and holding of certain meetings by electronic means if desired; (ii) allow the Company to distribute annual reports to shareholders by qualifying electronic means if approved by the Board of Directors (if consistent with SEC rules); (iii) allow the Registrant to implement an additional method of issuing shares via electronic book-entry form; and (iv) modify the time periods prescribed for shareholders to be able to nominate directors.

With respect to the director nomination process, the previous Bylaws specified that nominations must be made in writing and must be received by the President of the Registrant no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders. The new provision specifies that such written nominations must be received by the Secretary of the Registrant not less than one hundred twenty (120) calendar days in advance of the date corresponding to that on which the Registrant’s proxy statement was released to the shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder must be received by the Secretary of the Registrant not later than the close of business on the later of (i) one hundred and twenty (120) days prior to such annual meeting; or (ii) ten (10) days after the date the notice of such meeting is sent to shareholders.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3.4	Amended and Restated Bylaws of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 19, 2007	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders,
Executive Vice President
Chief Financial Officer
(Principal Accounting Officer, and officer
authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Page
Exhibit 3.4	Amended and Restated Bylaws of the Registrant	5